Exhibit 99.1
DTE Energy reports strong second quarter 2022 results, raises guidance

•Year-to-date performance ahead of plan; raising guidance
•Placed Blue Water Energy Center into commercial operation
•Ranked among top corporate citizens in nation
•Earned 2022 Energy Star Excellence award in Energy Efficiency
•Awarded $1.25 million in grants to MI organizations advancing critical education and employment programs

DETROIT, July 28, 2022 – DTE Energy (NYSE:DTE) today reported second quarter 2022 earnings of $37 million, or $0.19 per diluted share, compared with $179 million, or $0.92 per diluted share in 2021.

Operating earnings for the second quarter 2022 were $171 million, or $0.88 per diluted share, compared with 2021 operating earnings of $235 million, or $1.22 per diluted share. Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. Reconciliations of reported earnings to operating earnings are included at the end of this news release.

“Our company continues to make significant progress on many fronts,” said Jerry Norcia, DTE Energy chairman, president and CEO. “From advancements in carbon reduction and energy generation, to ongoing upgrades in energy infrastructure and reliability improvements, we support the needs of our customers in the communities we serve. Given the strong first half of the year, we are ahead of plan and are raising guidance for the full year from a midpoint of $5.90 to $6.00 per share.”

Norcia noted the following accomplishments:

•Placed Blue Water Energy Center into commercial operation: Completed on time and on budget, the natural gas plant provides cleaner, reliable, affordable power for 850,000 homes and is DTE’s largest step in reducing carbon emissions to date. The combination of investments in power generation assets that can run 24/7, plus the expansion of renewables, has helped DTE achieve a 30 percent reduction in carbon emissions from 2005 levels.

•Ranked as one of the country's top corporate citizens by Points of Light: Marking the fifth consecutive year earning this high distinction, DTE was named to the Civic 50 – the top 50 companies nationwide in corporate citizenship – by Points of Light, the world's largest organization dedicated to volunteer service. DTE was also recognized as the leading utility sector company nationally.

•Earned 2022 Energy Star Excellence in Energy Efficiency award: This award is the highest level of Environmental Protection Agency recognition, honoring corporate energy management programs that demonstrate organization-wide savings, best practices, and the benefits of ENERGY STAR.

•Awarded $1.25 million in grants to Michigan organizations – The DTE Energy Foundation awarded $1.25 million in grants to four Michigan organizations committed to advancing critical education and employment programs that benefit Michigan students and residents. The grant recipients include the Michigan Hispanic Collaborative, Cranbrook Institute of Science, FIRST in Michigan and Inforum Michigan.

•Earned Best Employers Excellence and Health and Well-being award: This award from the Business Group on Health honors the importance of health equity and reflects the evolution of holistic well-being approaches, including mental health, financial security, physical health and job satisfaction.

•Earned Best Corporation for Women’s Business Enterprises: The Women’s Business Enterprise National Council honors those corporations who have demonstrated a sustained commitment to the inclusion of women-owned businesses in their supply chains.

Outlook for 2022

DTE Energy increases 2022 operating EPS guidance from $5.80 - $6.00 to $5.90 - $6.10.

“We delivered strong second quarter financial results,” said David Ruud, DTE senior vice president and CFO. “The company is in a great position to deliver for our team, customers and communities and achieve our financial goals.”

This earnings announcement and presentation slides are available at dteenergy.com/investors.

The company will conduct a conference call to discuss earnings results at 8:30a.m. ET. Investors, the news media and the public may listen to a live internet broadcast of the call at dteenergy.com/investors. The telephone dial-in numbers in the U.S. and Canada are toll free: (888) 510-2008 or international: (646) 960-0306. The passcode is 4987588. The webcast will be archived on the DTE website at dteenergy.com/investors. An audio replay of the call will be available from noon today to noon Sunday, August 28, 2022. To access the replay, dial U.S. and Canada toll free (800) 770-2030 or international toll (647) 362-9199 and enter the passcode 4987588.

About DTE Energy

DTE Energy (NYSE: DTE) is a Detroit-based diversified energy company involved in the development and management of energy-related businesses and services nationwide. Its operating units include an electric company serving 2.3 million customers in Southeast Michigan and a natural gas company serving 1.3 million customers in Michigan. The DTE portfolio also includes non-utility businesses focused on industrial energy services, renewable natural gas, and energy marketing and trading. As an environmental leader, DTE utility operations will reduce carbon dioxide and methane emissions by more than 80% by 2040 to produce cleaner energy while keeping it safe, reliable and affordable. DTE Electric and Gas aspire to achieve net zero carbon and greenhouse gas emissions by 2050. DTE is committed to serving with its energy through volunteerism, education and employment initiatives, philanthropy and economic progress. Information about DTE is available at dteenergy.com, empoweringmichigan.com, twitter.com/dte_energy and facebook.com/dteenergy.

Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

In this release, DTE Energy discusses 2022 operating earnings guidance. It is likely that certain items that impact the company's 2022 reported results will be excluded from operating results. Reconciliations to the comparable 2022 reported earnings guidance are not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “would,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This document contains forward-looking statements about DTE Energy’s financial results and estimates of future prospects, and actual results may differ materially.

Many factors impact forward-looking statements including, but not limited to, the following: the duration and impact of the COVID-19 pandemic on DTE Energy and customers, impact of regulation by the EPA, the EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in the international steel markets and in prices of environmental attributes generated from renewable natural gas investments on DTE Vantage’s operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets and customer data against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather including climate change, and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; impacts of inflation and the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena, including climate change, on operations and sales to customers, and purchases from suppliers; unplanned outages at our generation plants; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; successful execution of new business development and future growth goals; contract disputes, binding arbitration, litigation, and related appeals; the ability of the electric and gas utilities to achieve net zero emissions goal; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section in DTE Energy’s public filings with the Securities and Exchange Commission.

For more information, members of the media may contact:
Pete Ternes: 313.235.5555

For further information, analysts may call:
Barbara Tuckfield, DTE Energy, 313.235.1018
John Dermody, DTE Energy, 313.235.8750

DTE Energy Company
Segment Net Income (Unaudited)

	Three Months Ended June 30,
	2022					2021
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings
	(In millions)
DTE Electric	$186	$—		$—	$186	$238	$—		$—		$238

DTE Gas	6	—		—	6	7	—		—		7

Non-utility operations
DTE Vantage	28	—		—	28	14	27	B	(7)		34

Energy Trading	(127)	179	A	(45)	7	(66)	116	A	(29)		21

Non-utility operations	(99)	179		(45)	35	(52)	143		(36)		55

Corporate and Other	(56)	—		—	(56)	(76)	5	C	(2)		(65)
							—		8	D

Continuing Operations	37	179		(45)	171	117	148		(30)		235

Discontinued Operations	—	—		—	—	62	(62)	E	—		—

Net Income Attributable to DTE Energy Company	$37	$179		$(45)	$171	$179	$86		$(30)		$235

(1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments.

Adjustments key
A) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, gas, and other — non-utility
B) Impairment of long-lived assets for the anticipated closure of a pulverized coal facility — recorded in Operating Expenses — Assets (gains) losses and impairments, net
C) One-time expenses resulting from the separation of DT Midstream other than direct transaction costs — recorded in Other (Income) and Deductions — Interest Expense
D) Adjustment to Income Tax Expense due to a tax law change in West Virginia
E) Discontinued operations of DT Midstream, including transactions costs related to the separation

DTE Energy Company
Segment Diluted Earnings Per Share (Unaudited)(2)

	Three Months Ended June 30,
	2022					2021
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings

DTE Electric	$0.95	$—		$—	$0.95	$1.23	$—		$—		$1.23

DTE Gas	0.03	—		—	0.03	0.04	—		—		0.04

Non-utility operations
DTE Vantage	0.15	—		—	0.15	0.07	0.14	B	(0.04)		0.17

Energy Trading	(0.65)	0.93	A	(0.24)	0.04	(0.35)	0.60	A	(0.14)		0.11

Non-utility operations	(0.50)	0.93		(0.24)	0.19	(0.28)	0.74		(0.18)		0.28

Corporate and Other	(0.29)	—		—	(0.29)	(0.39)	0.03	C	(0.01)		(0.33)
							—		0.04	D

Continuing Operations	0.19	0.93		(0.24)	0.88	0.60	0.77		(0.15)		1.22

Discontinued Operations	—	—		—	—	0.32	(0.32)	E	—		—

Net Income Attributable to DTE Energy Company	$0.19	$0.93		$(0.24)	$0.88	$0.92	$0.45		$(0.15)		$1.22

(1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments.

(2) Per share amounts are divided by Weighted Average Common Shares Outstanding — Diluted, as noted on the Consolidated Statements of Operations (Unaudited).

Adjustments key — see previous page

DTE Energy Company
Segment Net Income (Unaudited)

	Six Months Ended June 30,
	2022					2021
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings
	(In millions)
DTE Electric	$387	$—		$—	$387	$446	$—		$—		$446

DTE Gas	202	—		—	202	176	—		—		176

Non-utility operations
DTE Vantage	42	—		—	42	42	27	B	(7)		62

Energy Trading	(136)	251	A	(63)	52	(121)	208	A	(52)		35

Non-utility operations	(94)	251		(63)	94	(79)	235		(59)		97

Corporate and Other	(64)	—		—	(64)	(106)	5	C	(2)		(95)
							—		8	D

Continuing Operations	431	251		(63)	619	437	240		(53)		624

Discontinued Operations	—	—		—	—	139	(139)	E	—		—

Net Income Attributable to DTE Energy Company	$431	$251		$(63)	$619	$576	$101		$(53)		$624

(1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments.

Adjustments key
A) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, gas, and other — non-utility
B) Impairment of long-lived assets for the anticipated closure of a pulverized coal facility — recorded in Operating Expenses — Assets (gains) losses and impairments, net
C) One-time expenses resulting from the separation of DT Midstream other than direct transaction costs — recorded in Other (Income) and Deductions — Interest Expense
D) Adjustment to Income Tax Expense due to a tax law change in West Virginia
E) Discontinued operations of DT Midstream, including transactions costs related to the separation

DTE Energy Company
Segment Diluted Earnings Per Share (Unaudited)(2)

	Six Months Ended June 30,
	2022					2021
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings

DTE Electric	$1.99	$—		$—	$1.99	$2.30	$—		$—		$2.30

DTE Gas	1.04	—		—	1.04	0.91	—		—		0.91

Non-utility operations
DTE Vantage	0.22	—		—	0.22	0.22	0.14	B	(0.04)		0.32

Energy Trading	(0.70)	1.30	A	(0.33)	0.27	(0.63)	1.07	A	(0.26)		0.18

Non-utility operations	(0.48)	1.30		(0.33)	0.49	(0.41)	1.21		(0.30)		0.50

Corporate and Other	(0.33)	—		—	(0.33)	(0.55)	0.03	C	(0.01)		(0.49)
							—		0.04	D

Continuing Operations	2.22	1.30		(0.33)	3.19	2.25	1.24		(0.27)		3.22

Discontinued Operations	—	—		—	—	0.72	(0.72)	E	—		—

Net Income Attributable to DTE Energy Company	$2.22	$1.30		$(0.33)	$3.19	$2.97	$0.52		$(0.27)		$3.22

(1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments.

(2) Per share amounts are divided by Weighted Average Common Shares Outstanding — Diluted, as noted on the Consolidated Statements of Operations (Unaudited).

Adjustments key — see previous page